PROS Holdings, Inc. 2023 Analyst Day Updated May 23, 2023 ir@pros.com

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 2 Disclaimer / Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this presentation are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the macroeconomic environment, (b) the effects of inflation, (c) the impact of the COVID-19 pandemic, (d) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (e) increasing business from customers and maintaining subscription renewal rates, (f) managing our growth and profit objectives effectively, (g) disruptions from our third party data center, software, data, and other unrelated service providers, (h) implementing our solutions, (i) cloud operations, (j) intellectual property and third-party software, (k) acquiring and integrating businesses and/or technologies, (l) catastrophic events, (m) operating globally, including economic and commercial disruptions, (n) potential downturns in sales and lengthy sales cycles, (o) software innovation, (p) competition, (q) market acceptance of our software innovations, (r) maintaining our corporate culture, (s) personnel risks including loss of any key employees and competition for talent, (t) expanding and training our direct and indirect sales force, (u) evolving data privacy, cyber security and data localization laws, (v) our debt repayment obligations, (w) the timing of revenue recognition and cash flow from operations, (x) migrating customers to our latest cloud solutions, and (y) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as tools for assessing the comparability between periods as well as company by company. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Investors are encouraged to review the reconciliation of our historical non-GAAP financial measures to the comparable GAAP results, which can be found, along with other financial information, on the investor relations’ page of our website at PROS.com. We are unable to reconcile forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information needed to complete a reconciliation is unavailable at this time without unreasonable effort.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 3 Analyst Day Agenda Topic Presenter(s) Opening Remarks Belinda Overdeput, Head of Investor Relations Customer Panel Belinda Overdeput (Moderator) Amit Khandelwal, Emirates Airline Art Klebanov, Deluxe Jen Kohlmeyer, Crescent Electric Supply Jason Sprunk, Rockwell Automation Vision, Opportunity & Strategy Andres Reiner, President & Chief Executive Officer Dr. Michael Wu, Chief AI Strategist Go-To-Market Martin Simoncic, President, B2B Go-To-Market Surain Adyanthaya, President, Travel Go-To-Market Financial Model Overview Stefan Schulz, Chief Financial Officer PROS Executive Team Q&A Andres Reiner, President & Chief Executive Officer Dr. Michael Wu, Chief AI Strategist Martin Simoncic, President, B2B Go-To-Market Surain Adyanthaya, President, Travel Go-To-Market Stefan Schulz, Chief Financial Officer

Customer Panel

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 5 Amit Khandelwal Divisional Vice President, Revenue Optimization & Distribution Jen Kohlmeyer Director of Pricing and Profitability Art Klebanov Vice President of Pricing, Promotional Solutions Jason Sprunk Director, Global Revenue Management Systems & Operations

Andres Reiner President & CEO

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 7 Our Vision To optimize every shopping and selling experience.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 8 The Challenges Businesses Face Today The way we work is evolving. Manual business processes and disconnected digital tools cause more time to be spent on process than on driving business forward. Digitization, automation, and AI are critical for keeping up and driving a better employee experience. Business uncertainty is here to stay. Everything is in a constant state of rapid change – costs, currencies, supply chains, prices, demand patterns – and in response, businesses must constantly change what they sell, how they sell, and how they price. Customers have increasingly higher expectations. Buyers expect every buying experience to be as magical as the best one they have ever had (“the Amazon effect”). Self-serve, personalization, transparency, and accuracy driven by convenience, value, and confidence across all touchpoints.

The Solution: An End-to-End Platform Focused on Maximizing Value for Buyers and Sellers



Buyer
Speed
Fair Price
Great Value
Personalized
Direct Sales
Indirect Sales / Distributors
Independent Agents
Marketing
Front Office Systems
eCommerce / Marketplaces
Direct Sales / CRM
Partner Portal / Agency Portal / GDS
Marketing Systems
API
+ Many More
The PROS Platform
Real-Time Omnichannel Digital Marketing
Smart Price Optimization & Management
Price Strategy
Discounts
Rebates / Promotions
Cost Information
Product Availability Control
Competitor Data / Market Dynamics
Smart Configure, Price, Quote
Quote / Contract
Product Configuration / Bundling
Product Recommendation(s)
Product Information
Contract Terms
Renew / Amend / Extend Subscriptions
Offer & Order Management
Revenue Management / Demand Forecasting
Offer Optimization
Distribution
Digital Experience
Group Pricing & Sales
Corporate Travel Pricing & Sales
Cargo Pricing & Sales
Insights Powered by an Industry-Leading Real-Time, AI Platform
AI
Real-Time
Secure
Scalable
High Availability
Extensible
Superior UX
Back Office Systems
ERP
PSS
Excel / Flat Files / Home Grown
API
+ Many More
Seller
Real-Time Insights
Maximize Revenue
Maximize Margin
Maximize Volume

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary

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©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 10 Our Definition of AI 10 Automate Learn AI = machine mimicry of certain aspects of human behaviors with 2 important characteristics:

4 Major Categories of AI Applications

business problems

profit optimization

revenue/margin
- negotiated price optimization
- non-negotiated price optimization
- EMSR (expected marginal seat rev.)

cost
- inventory control + optimization
- capacity aware optimization
- demand forecasting

sales/production guidance

- ancillary offer optimization
- cross-sell/upsell recommendation
- churn prediction
- production planning + scheduling
  (supply aware optimization)


PERCEPTUAL AI
INTERNET AI
AUTONOMOUS AI
BUSINESS AI

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary

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How We Leverage AI to Solve Practical Business Problems

business problems

profit optimization

revenue/margin
- negotiated price optimization
- non-negotiated price optimization
- EMSR (expected marginal seat rev.)

cost
- inventory control + optimization
- capacity aware optimization
- demand forecasting

sales/production guidance

- ancillary offer optimization
- cross-sell/upsell recommendation
- churn prediction
- production planning + scheduling (supply aware optimization)

learning paradigms, models + tools

predictive

neural networks (NN)
- FF wide & deep NN
- NN matrix factorization

online learning
- Bayesian inference
- variational inference

decision trees
- gradient boosting
- random forest

many semi-parametric + parametric estimation

prescriptive

operations research
- linear programming
- nonlinear programming
- dynamic programing
- integer programming

reinforcement learning
- multi-arm bandit
- Thompson sampling
- upper confidence bound

data science techniques
- constraint satisfaction programming
- Shapley value (SHAP)
- kNN clustering
- extensible AI

PROS AI

BUSINESS (DECISION)

PERCEPTUAL (COGNITIVE)

human-computer interaction
- ChatGPT (Azure OpenAI)

INTERNET (PERSONALIZATION)

recommender system
- collaborative filtering

AUTONOMOUS

PROS
©2023 PROS, Inc. All rights reserved. Confidential and Proprietary
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©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 13 The TAM PROS Addresses is Massive, Global, and Growing $38B+ Underpenetrated, Addressable Market(1) $14B+ Strategic Industries & Geographies $3.2B Automotive & Industrial $3.3B Travel $2.1B Healthcare $1.9B Technology $1.8B Food & Consumables $1.1B Business Services $800mm Chemicals & Energy 1) TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors. • Expanded Travel portfolio with Digital Offer Marketing, Offer Optimization, Digital Experience and Corporate Travel solutions • Expanded to include companies’ size $100M+ with the launch of the PROS Platform and SaaS modules

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 14 Strategic Focus Areas Land the Platform, Realize Value, and Expand with Many Paths Leverage Partnerships to Accelerate deal Velocity Accelerate Customer Time to Value

Martin Simoncic President, B2B Go-To-Market

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 16 Consistently Winning Logos Across a Diverse Set of Industries TechnologyHealthcare Chemicals & Energy Food & Consumables 4 of top 30 global food manufacturers 4 of top 12 global medical device companies 2 of top 3 global PC manufacturers 4 of top 10 global oil and gas companies 2 of top 4 US railroad companies ServicesAutomotive & Industrial 3 of top 10 global industrial distributors

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 17 PROS Industry-Leading Real-Time, AI Platform Modular & Composable Real-Time Omnichannel

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 18 The Only Platform Ranked a Leader in PO&M and CPQ Leader in Gartner’s Magic Quadrant for CPQ Leader in IDC MarketScape for Price Optimization & Management Named to the Shortlist for CPQ and Price Optimization

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 19 The PROS Platform is Proven to Drive Profitable Growth 400% ROI in 3 years Payback in 9 months & Source: Forrester Total Economic Impact Report, 2023 +8% Revenue Uplift +200 bp Margin Improvement +67% Efficiency Gain Source: PROS study of 131 customers’ self-reported results, 2022

Land Realize Expand

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 21 Proven Success in Executing Land & Expand Strategy $425k $3.3M Q1'18 Q1'23 Multinational Oil & Gas Company 7.7x $136k $928k Q1'18 Q1'23 Industrial Equipment Distributor 6.8x $527k $4.1M Q1'18 Q1'23 Industrial Manufacturing Conglomerate 7.7x $229k $1.4M Q1'18 Q1'23 Leading B2B Distributor 6.2x

Surain Adyanthaya President, Travel Go-To-Market

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 23 The airline industry is going through rapid evolution

Positioning PROS as the Leader in Offer & Order Management

Enabling airlines to become digital retailers, powering end-to-end travel experiences from inspiration to booking to fulfillment

Revenue Management

Deliver Continuous Price
Through all channels and supported in retail strategies

Continuous Pricing
Dynamic pricing using willingness-to-pay AI

Price Adjustments
Dynamic pricing with class-based adjustments

Assortment Optimization
RM based on classes dynamic availability with fare strategies

Offer Optimization

Dynamic Personalized Bundles
Product and price determination of products based on AI

Dynamic Pricing of Ancillaries
Price determination of products based on AI

Personalization through Segmentation
Product differentiation based on passenger type and context

Fare Families and Ancillary Catalog
Business rule driven product and bundle (fare and ancillary) strategies

Distribution

Full Order Management through NDC
NDC-enabled management of orders through the entire lifecycle from booking to fulfilment

Full Offer Management through NDC
NDC-enabled product, price and distribution rules determination per channel, sub-channel and individual seller

Direct Connect Channel Strategies
Control and flexibility over channel distribution through business rules

Direct Connect to MSE
PSS offload and cost optimization through direct distribution to MSEs

Digital Experience

Flexible UX/UI with Experimentation
Flexibility through A/B testing, performance monitoring and business rules.

Self-Service
End-to-end shopping cart management through the direct digital channel: flight changes & refunds, ancillary purchase, etc.

Integration of Ancillaries & 3rd Party Products
More variety of choice and air & non-air extras incorporated in the booking flow

Branded Fares + Affinity Shopping
Differentiated shopping experience with brand selection and inspirational flight search apps

Digital Offer Marketing

Group, Corporate Travel & Cargo Pricing & Sales

PROS ©2023 PROS, Inc. All rights reserved. Confidential and Proprietary

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©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 25 Land, Realize, Expand to Capture Our Growing TAM $3.3B+ Estimated Travel Total Addressable Market • Expanded portfolio with Digital Offer Marketing, Offer Optimization, Digital Experience and Corporate Travel solutions • “Essentials” packages and modularized capabilities allow for adoption by airlines of any size at lower entry points • Land, Realize, Expand Strategy to drive further market penetration and extend our leadership position TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 26 Extensive Opportunity to Expand Wallet Share in Existing Accounts $38k $282k Q2'21 Q1'23 Passenger Airline 1 7.5x $639k $3.1M Q1'18 Q1'23 Passenger Airline 3 4.8x $262k $1.6M Q1'18 Q1'23 Passenger Airline 2 6.3x $1.3M $5.1M Q1'18 Q1'23 Passenger Airline 4 4x

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 27 PROS is the Trusted Innovation Partner for Airlines Around the Globe 50% of global passengers processed by PROS solutions Airline customers on 6 continents Source: T2RL, 2022 Passenger Volumes 55 of the world’s top 100 airlines use PROS 93 of the world’s top 200 airlines use PROS

Stefan Schulz Chief Financial Officer

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 29 Foundation for Improving Revenue Growth and Profit Expansion • Track Record for 20+% Revenue Growth and Strong Gross Retention Rates • PROS Platform Provides Greater Access to Industry-Best Solutions • Significantly More Transactions in Last Two Years • Newly Packaged Modules are Offered at Lower Entry Points • Subscription Gross Margins Have Improved by Nearly 20 Percentage Points • Industry’s Most Complete AI • Leveraging Up-to-the-Second Data to Provide Real Time Predictions • Multiple Algorithms (including Neural Network) to Solve Many Different Business Challenges • Global Airline Industry Continues to Recover • IATA Projects 2019 Volumes Will Return During 2024 • Airlines in Recovered Geographies are Making Software Investments

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 30 PROS Has Delivered Long-Term Sustainable Growth $29 $38 $61 $99 $145 $170 $178 $204 $71 $97 $118 $145 $186 $168 $153 $169 $197 $250 $252 $251 $276 CY10A CY11A CY12A CY13A CY14A CY15A CY16A CY17A CY18A CY19A CY20A CY21A CY22A Total Revenue ($MM) Subscription Transition CY15 – CY19 GTM Transformation CY22 - Ongoing 49% CY15 – CY19 Subscription CAGR COVID CY20 – CY21 27% CY10 – CY14 Revenue CAGR Subscription Revenue

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 31 $29 $38 $61 $99 $145 $170 $178 $204 CY15A CY16A CY17A CY18A CY19A CY20A CY21A CY22A Subscription Services Maintenance Subscription Revenue ($MM) 49% CY15 – CY19 CAGR 32% CY15 – CY22 CAGR 74% 10% 16% 17% 19% 38% 26% Subscription Maintenance Services License Subscription Transition is Largely Complete

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 32 Consistently Strong Gross Retention Rate 93+%

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 33 Subscription Gross Margin Expansion Progress (Non-GAAP) 62% 58% 59% 68% 73% 72% 71% 77% CY15A CY16A CY17A CY18A CY19A CY20A CY21A CY22A

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 34 Targeting “Rule of 40” in Three Years 16-21% 19-24% Total Revenue Growth Free Cash Flow Margin Financial targets assume macroeconomic conditions remain consistent with conditions as of the time of this presentation.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 35 Profitability Improvements Starts with Gross Margins 2022A 2026E -1% 10-12% Non-GAAP Services Gross Margin 2022A 2026E 80-82% 77% Non-GAAP Subscription Gross Margin 2022A 2026E 69-71% 64% Non-GAAP Gross Margin

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 36 Other Keys to Achieve “Rule of 40” Metric CY2022 Actuals 2026 Targets Subscription Revenue Growth Rate 15% 18-22% Expense1 to Revenue Ratio Research & Development 29% 19-21% Sales & Marketing 28% 23-26% General & Administrative 14% 10-12% 1) For purposes of the E/R ratios presented, historical non-GAAP expense was utilized. For reconciliations of 2022 non-GAAP operating expenses to GAAP, refer to the supplemental tables in our Q4 & FY 2022 earnings press release.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 37 To Summarize… • We know what it takes to build a 20+% growth business • Significant progress towards profitability • Today’s B2B and Travel solutions are more capable and consumable through the PROS Platform • The gap between our technology and our competitor’s technology has widened • Adoption of AI is increasing by the day

PROS Executive Team Q&A

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 39 Andres D. Reiner President & CEO Stefan Schulz Chief Financial Officer Surain Adyanthaya President, Travel GTM Martin Simoncic President, B2B GTM Michael Wu Chief AI Strategist

Thank You Visit pros.com or contact ir@pros.com for more information.

Appendix

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 42 Supplemental Information – Explanation of Non-GAAP Measures PROS has provided certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP recurring revenue gross margin, adjusted EBITDA and free cash flow. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in these tables and in the earnings press release. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. Non-GAAP gross profit: Non-GAAP gross profit is defined as GAAP gross profit less amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription, maintenance and support, and services. Non-GAAP gross margin is calculated as the percentage of non-GAAP gross profit divided by total revenue. Non-GAAP subscription gross margin and recurring revenue gross margin are similarly calculated to compare the non-GAAP gross profit of subscription revenue and recurring revenue (subscription, maintenance and support revenue), respectively, to total subscription and recurring revenue, respectively. In calculating the non-GAAP gross profit of subscription revenue, the total costs of subscription are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription. In calculating the non-GAAP gross profit of recurring revenue, the total costs of subscription, maintenance and support are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription and cost of maintenance and support. Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, acquisition-related expenses, amortization of acquisition-related intangibles, and depreciation and amortization. Adjusted EBITDA should not be considered as an alternative to net loss as an indicator of our operating performance. Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.

Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited)

Gross Profit	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23
GAAP Gross Profit	$ 35,997	$ 36,619	$ 38,996	$ 39,131	$ 40,721	$ 42,738	$ 43,467	$ 43,640
Amortization of acquisition-related intangibles	391	384	752	1,983	1,685	1,555	1,441	1,337
Severance	-	-	-	-	-	-	245	749
Share-based compensation	976	951	926	825	1,006	1,050	1,017	832
Non-GAAP Gross Profit	$ 37,364	$ 37,954	$ 40,674	$ 41,939	$ 43,412	$ 45,343	$ 46,170	$ 46,558
Non-GAAP Gross Margin	60%	61%	63%	63%	64%	64%	65%	64%

Subscription Gross Profit	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23
GAAP Subscription Gross Profit	$ 30,635	$ 30,997	$ 34,109	$ 34,986	$ 36,640	$ 37,934	$ 39,442	$ 41,876
Amortization of acquisition-related intangibles	391	384	752	1,983	1,685	1,555	1,441	1,337
Severance	-	-	-	-	-	-	8	125
Share-based compensation	178	182	207	151	185	174	148	125
Non-GAAP Subscription Gross Profit	$ 31,204	$ 31,563	$ 35,068	$ 37,120	$ 38,510	$ 39,663	$ 41,039	$ 43,463
Non-GAAP Subscription Gross Margin	71%	72%	75%	76%	76%	77%	77%	78%

Recurring Revenue Gross Profit	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23
GAAP Recurring Revenue Gross Profit	$ 37,048	$ 37,430	$ 40,446	$ 40,674	$ 41,901	$ 43,053	$ 43,962	$ 45,306
Amortization of acquisition-related intangibles	391	384	752	1,983	1,685	1,555	1,441	1,337
Severance	-	-	-	-	-	-	8	432
Share-based compensation	305	313	343	242	283	283	266	205
Non-GAAP Recurring Revenue Gross Profit	$ 37,744	$ 38,127	$ 41,541	$ 42,899	$ 43,869	$ 44,891	$ 45,677	$ 47,280
Non-GAAP Recurring Revenue Gross Margin	71%	72%	75%	76%	76%	76%	77%	77%

Adjusted EBITDA	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23
GAAP Loss From Operations	$ (16,306)	$ (15,808)	$ (21,639)	$ (26,503)	$ (20,537)	$ (16,181)	$ (14,873)	$ (18,796)
Acquisition-related expenses	-	-	2,386	-	-	-	-	-
Amortization of acquisition-related intangibles	885	845	1,420	2,975	2,597	2,221	1,973	1,806
Severance	-	-	-	1,508	-	-	4,034	3,586
Share-based compensation	8,606	8,634	9,665	11,225	10,766	10,626	10,097	9,904
Depreciation and other amortization	2,139	1,891	1,812	1,672	1,204	1,174	1,151	1,195
Adjusted EBITDA	$ (4,676)	$ (4,438)	$ (6,356)	$ (9,123)	$ (5,970)	$ (2,160)	$ 2,382	$ (2,305)

Free Cash Flow	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23
Cash Flow From Operations	$ (4,985)	$ (8,171)	$ (970)	$ (11,014)	$ (1,931)	$ (8,991)	$ (1,970)	$ (6,413)
Severance	-	-	-	-	-	-	3,058	3,170
Purchase of property and equipment (excluding new headquarters)	(741)	(347)	(364)	(461)	(308)	(76)	(16)	(1,546)
Free Cash Flow	$ (5,726)	$ (8,518)	$ (1,334)	$ (11,475)	$ (2,239)	$ (9,067)	$ 1,072	$ (4,519)

PROS ©2023 PROS, Inc. All rights reserved. Confidential and Proprietary

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©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 44 Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited) Subscription Gross Profit CY'15 CY'16 CY'17 CY'18 CY'19 CY'20 CY'21 CY'22 GAAP Subscription Gross Profit $ 16,203 $ 20,779 $ 32,681 $ 63,089 $ 102,988 $ 118,800 $ 124,588 $ 149,002 Amortization of acquisition-related intangibles 1,519 1,277 2,603 3,942 3,249 2,928 1,935 6,664 Severance - - - - - - - 8 New headquarters noncash rent expense - - - 5 64 42 - - Share-based compensation 124 249 237 218 280 423 715 658 Non-GAAP Subscription Gross Profit $ 17,846 $ 22,305 $ 35,521 $ 67,254 $ 106,581 $ 122,193 $ 127,238 $ 156,332 Non-GAAP Subscription Gross Margin 62% 58% 59% 68% 73% 72% 71% 77%